Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of JOANN Inc. (the “Company”) for the period ended July 29, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Christopher DiTullio, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 31, 2023	By:	/s/ Christopher DiTullio
Christopher DiTullio
Executive Vice President, Chief Customer Officer and Member, Interim Office of the Chief Executive Officer
(principal executive officer)